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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 3, 2007


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)



         MICHIGAN                                   0-452                                  38-1093240
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(State or other jurisdiction                     (Commission                              (IRS Employer
       of incorporation)                         File Number)                          Identification No.)

       100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                                  49286
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(Address of principal executive offices)                                    (Zip Code)
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       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
           OR STANDARD; TRANSFER OF A LISTING.

     On April 3, 2007 we received a Nasdaq staff determination letter indicating that we had failed to comply with the filing requirements for continued listing set forth in Nasdaq's Marketplace Rule 4310(c)(14) and that our shares are therefore subject to delisting from The Nasdaq Stock Market. Nasdaq issued the letter because we have delayed filing our Form 10-K for 2006 pending negotiation of amendments to our domestic credit agreements, and reflecting our intention to include information regarding those amendments on our Form 10-K.

     We intend to appeal the Nasdaq staff determination. During the appeal process, which we expect will take four to six weeks, our shares will continue to be listed on Nasdaq. We plan to file our Form 10-K before the appeal process is completed, which we expect will resolve the matter and permit our shares to continue to be listed on Nasdaq.


ITEM 7.01  REGULATION FD DISCLOSURE.

     On April 9, 2007 we issued a press release about our receipt of the Nasdaq letter. We are furnishing a copy as an exhibit to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is furnished with this report:

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
Exhibit No.     Description
-----------     -----------

99.1            Press release issued April 9, 2007
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TECUMSEH PRODUCTS COMPANY


Date: April 9, 2007                     By  /s/ James S. Nicholson
                                            ------------------------------------
                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                            Financial Officer

     NOTE: The information in Item 7.01 of this report and the related exhibit is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.



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                                  EXHIBIT INDEX

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
Exhibit No.        Description
-----------        -----------

99.1               Press release issued April 9, 2007
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